UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2007
                                                   --------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                    0-20394                  06-1340408
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(State or other jurisdiction      (Commission           (I.R.S. Employer
 of incorporation)                File Number)         Identification Number)


                  75 Ninth Avenue, New York, New York    10011
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         Pursuant to an Agreement dated as of April 30, 2007 between CoActive Marketing Group, Inc. (the "Company"), and Erwin Mevorah, the Company's Chief Financial Officer, the Company and Mr. Mevorah agreed to Mr. Mevorah's resignation as Chief Financial Officer and the termination of his employment with the Company effective on April 30, 2007.

         In addition, pursuant to the Agreement:

         o The Company agreed to pay Mr. Mevorah up to six months' of severance payments in the amount of $153,000, and in no event less than four months of severance payments, plus approximately $11,000 for accrued and unused vacation days.

         o The Company agreed to pay Mr. Mevorah his recently announced bonus of $65,000 at the same time bonuses are paid to other management members of the Company, notwithstanding that Mr. Mevorah will not then be employed by the Company.

         A copy of the Agreement with Mr. Mevorah has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

         Pursuant to the Agreement with Mr. Mevorah described above, Mr. Mevorah's Employment Agreement with the Company terminates April 30, 2007.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         As described above, effective April 30, 2007, Mr. Mevorah will cease to be the Chief Financial Officer of the Company.

         In connection with Mr. Mevorah's resignation, on April 27, 2007, the Company appointed Jennifer Calabrese to serve as the Company's Vice President - Controller. Following Mr. Mevorah's departure, Ms. Calabrese will be the Company's principal accounting officer until such time as the Company appoints a new Chief Financial Offer. The Company recently initiated a search for a Chief Financial Officer.

         Ms. Calabrese, age 36, is a Certified Public Accountant and has been employed by the Company in its finance and accounting department since July 2004. Previously, from August 2003 to July 2004, Ms. Calabrese was a senior manager in the audit department of Massella & Associates, CPA, PLLC, and from June 2001 until May 2003 she was the corporate controller for United Capital Corp., a publicly traded real estate management company. Ms. Calabrese held numerous positions, including senior audit manager, with KPMG, LLP, where she was employed from January 1994 until June 2001.

         Ms. Calabrese is currently compensated by the Company at the rate of $150,000 per annum and is not a party to an employment agreement with the Company.

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

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit 10.1 Agreement, dated as of April 30, 2007, between the Company and Erwin Mevorah.





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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2007

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ CHARLIE TARZIAN
                                           ------------------------------------
                                           Charlie Tarzian,
                                           Chief Executive Officer


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

                                  EXHIBIT INDEX

No.            Description
---            -----------
Exhibit 10.1   Agreement, dated as of April 30, 2007, between the Company and
               Erwin Mevorah.






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